FOURTH AMENDMENT TO EXPORT CREDIT AGREEMENT

    THIS FOURTH AMENDMENT TO EXPORT CREDIT AGREEMENT, dated as of December 21, 2023 (this “Amendment”), is by and among SIFCO Industries, Inc., an Ohio corporation (“SIFCO”), and Quality Aluminum Forge, LLC, an Ohio limited liability company (“Quality Forge” and, together with SIFCO, collectively, the “Borrowers” and each, individually, a “Borrower”), any other Loan Parties party hereto, and JPMorgan Chase Bank, N.A., a national banking association (the “Lender”).

RECITALS

    A.    The Borrowers, any other Loan Parties party thereto, and the Lender are parties to an Export Credit Agreement dated as of December 17, 2018 (as amended and as it may be further amended or modified from time to time, the “Credit Agreement”).

    B.    The Borrowers and any other Loan Parties desire to amend the Credit Agreement, and the Lender is willing to do so in accordance with the terms hereof.

    TERMS

    In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

    ARTICLE I. AMENDMENTS. Upon fulfillment of the conditions set forth in Article IV hereof, the Credit Agreement shall be amended effective as of the date hereof as follows

    1.1    The following new Section 3.26 is added to the Credit Agreement:

    SECTION 3.26    Subordinated Indebtedness. The Borrowers have received $3,000,000 in immediately available funds on the Fourth Amendment Effective Date from the incurrence of the Silk Subordinated Indebtedness. The Silk Subordinated Note, the Silk Side Letter, and the Silk Subordination Agreement are the only instruments or other documents executed or delivered in connection with the Silk Subordinated Indebtedness, and correct and complete copies of such documents have been delivered to the Lender as of the Fourth Amendment Effective Date. There is no event of default or event or condition which could become an event of default with notice or lapse of time or both, under the Silk Subordinated Note and the Silk Subordinated Note is in full force and effect.

    1.2    Section 5.04 of the Credit Agreement is amended by adding the following new clause 5.04(e):

        (e)    Without limiting the foregoing, each Loan Party will cause, on or before the Fourth Amendment Effective Date, Mark Silk to execute and deliver an Obligation Guaranty satisfactory to the Lender and to contribute $3,000,000 of Subordinated Indebtedness to the Loan Parties on terms, and subject to a subordination agreement in form and substance, satisfactory to the Lender.

1.3    The following new Section 5.07 is added to the Credit Agreement:

SECTION 5.07    Engagement of Professionals.

(a) The Borrowers may discontinue the engagement of Croley, Martel and Associates (“Croley”) as of the Fourth Amendment Effective Date, provided that, if the Secured Obligations are not paid in full and the Credit Agreement terminated by May 31, 2024, the Borrowers must, at Lender’s request, promptly re-engage, and must at all times thereafter continue to engage, Croley or another consultant on terms and conditions satisfactory to the Lender until such date agreed to by the Lender in its sole discretion. Croley or such other consultant is authorized and directed to communicate jointly with Lender and Borrowers on a weekly basis regarding Borrowers’ financial and operational condition and status, financial reports, status of restructuring, and other matters related to Borrowers as Lender may request. Borrowers must at all times cause Croley or such other consultant to cooperate with Lender by responding to Lender’s requests for information and providing Lender with Croley’s or such other consultant’s analysis regarding any of the matters required by the Lender.

(b) The Borrowers have engaged Houlihan Lokey (“Investment Banker”) to assist Borrowers with identifying and executing a sale of the Borrowers on a best efforts basis by May 31, 2024. Borrowers must at all times continue to engage the Investment Banker in a manner consistent with Borrowers’ existing engagement letter with Investment Banker until such date unless otherwise agreed to by Lender in its sole discretion. Borrowers agree to authorize and direct the Investment Banker to communicate jointly with Lender and Borrowers on a weekly basis regarding the status of the sale and other matters related to Borrowers as Lender may reasonably request. Borrowers must at all times cause the Investment Banker to cooperate with Lender by responding to Lender’s reasonably requests for information and providing Lender with the Investment Banker’s analysis regarding any of the matters in this paragraph. The Borrowers are responsible for all fees, costs, and expenses related to their retention of the Investment Banker. Nothing herein shall be construed as obligating Borrower to accept any offer to purchase any Borrower nor shall anything herein be construed as any consent by the Lender to any sale of the Borrowers or any other transaction.

1.4    The following new Clause (l) of Article VII is added to the Credit Agreement:

(l)    the Loan Guaranty or any Obligation Guaranty shall fail to remain in full force or effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Loan Guaranty or any Obligation Guaranty or a Loan Guarantor shall fail to comply with any of the terms or provisions of the Loan Guaranty or any Obligation Guaranty to which it is a party, or any individual Guarantor dies or a guardian or conservator is appointed for any individual Guarantor or all or any portion of their property, or any Loan Guarantor shall deny that it has any further liability under the Loan Guaranty or any Obligation Guaranty to which it is a party, or shall give notice to such effect, including, but not limited to notice of termination delivered pursuant to Section 9.08 or any notice of termination delivered pursuant to the terms of any Obligation Guaranty.

    1.5    The following definitions are added to the Definitions Schedule to the Credit Agreement:

    “Fourth Amendment” means the Fourth Amendment to this Agreement dated December 21, 2023.

    “Fourth Amendment Effective Date” means the date the Fourth Amendment becomes effective pursuant to the date thereof.

    “Silk Guaranty” means that certain Guaranty Agreement, dated as of the Fourth Amendment Effective Date, made by Mark J. Silk (“Silk”) in favor of Lender and acknowledged by Borrowers.

    “Silk Side Letter” means that certain Side Letter, dated as of the Fourth Amendment Effective Date, by and among Garnet Holdings Inc., a California corporation (“Garnet”), Borrowers, and Silk.

    “Silk Subordinated Indebtedness” means the Indebtedness in the principal amount of $3,000,000 under the Silk Subordinated Note of the Borrower to Garnet.

    “Silk Subordinated Note” means that certain Subordinated Secured Promissory Note, dated as of the Fourth Amendment Effective Date, issued by the Borrowers to Garnet.

    “Silk Subordination Agreement” means that certain Subordination and Intercreditor Agreement, dated as of the Fourth Amendment Effective Date, by and among Garnet, the Borrowers and the Lender.

1.6    The following definitions in the Definitions Schedule to the Credit Agreement are amended and restated as follows:

    “Loan Documents” means, collectively, this Agreement, any promissory notes issued pursuant to this Agreement, the Collateral Documents, the Loan Guaranty, the Silk Subordination Agreement, any Obligation Guaranty, the Ex-Im Bank Documents, and all other agreements, instruments, documents and certificates identified in or contemplated by Section 4.01 executed and delivered to, or in favor of, the Lender and including all other pledges, powers of attorney, consents, assignments, contracts, notices, letter of credit agreements, letter of credit applications and all other written matter whether heretofore, now or hereafter executed by or on behalf of any Loan Party and delivered to the Lender in connection with this Agreement or the transactions contemplated hereby. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits, riders or schedules thereto, and all amendments, restatements, supplements or other modifications thereto, all waivers thereunder, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

    “Obligation Guaranty” means any Guarantee of all or any portion of the Secured Obligations executed and delivered to the Lender by a guarantor who is not a Loan Party, including without limitation the Silk Guaranty.

1.7    Section 2 of the Terms Schedule to the Credit Agreement is amended and restated as follows:

2.    Maturity Date (Definitions Schedule):

October 4, 2024, or any earlier date on which the Revolving Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof.

ARTICLE II. REPRESENTATIONS. Each Loan Party represents and warrants to the Lender that:

    2.1    This Amendment has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

    2.2    After giving effect to this Amendment, the representations and warranties contained in Article III of the Credit Agreement and in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, and that any representation or warranty which is subject to any materiality qualifier shall be required to be true and correct in all respects).

    2.3    After giving effect to this Amendment, no Default exists or has occurred and is continuing, and no Default will be caused after giving effect to this Amendment.

    2.4    All certifications, representations and other statements made in each Borrower’s Officer’s Certificate dated as of December 17, 2018 and delivered to Lender are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and all resolutions and other statements referenced therein are in full force and effect, have not been rescinded and authorize the execution, delivery and performance of this Amendment.

    ARTICLE III. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date hereof when each of the following conditions is satisfied:

    3.1    The Loan Parties and the Lender shall have signed this Amendment.

    3.2    The Lender shall have received a copy of the fully executed Ninth Amendment to Credit Agreement, the Silk Subordinated Note, the Silk Subordination Agreement and the Silk Guaranty Agreement, each dated as of the date hereof.

    3.3    The Lender shall have received such other documents, if any, as requested by the Lender.

ARTICLE IV.    MISCELLANEOUS.

    4.1    References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby, as amended previously and as further amended from time to time.

    4.2    Except as expressly amended hereby, the Loan Parties agree that the Credit Agreement and all other Loan Documents are ratified and confirmed, as amended hereby, and shall remain in full force and effect in accordance with their terms and that they have no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The amendment contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

    4.3    Capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. This Amendment shall be governed by and construed in accordance with the internal laws and not the law of conflicts of the State of Ohio, but giving effect to federal laws applicable to national banks. This Amendment is a Loan Document. This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures or signatures sent by other electronic imaging shall be effective as originals.

    IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of the day and year first above written.

BORROWERS:

                        SIFCO INDUSTRIES, INC.

By:________________________________________
Name: Tom Kubera
Title: Chief Financial Officer

                        QUALITY ALUMINUM FORGE, LLC

By:________________________________________
Name: Tom Kubera
Title: Treasurer

SIFCO Fourth Amendment (Export Credit Agreement) Signature Page

                        LENDER:

JPMORGAN CHASE BANK, N.A.

By:________________________________________
Name: Karson Malecky
Title: Authorized Officer
SIFCO Fourth Amendment (Export Credit Agreement) Signature Page